UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23591

NB Private Markets Access Fund LLC

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip code)

David Morse, Vice President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Private Markets Access Fund LLC
Annual Report
For The Year Ended March 31, 2026

NB Private Markets Access Fund LLC
(Unaudited)

Private Equity Market Update
The U.S. economy continued to expand in 2025, though at a more modest pace than the prior year. Real GDP growth decelerated to 2.1%,1 down from 2.8% in 2024, while the labor market showed signs of softness as the unemployment rate drifted upward to 4.4% from 4.1%. Inflation continued to moderate, with the Consumer Price Index (CPI) rising 2.7% year-over-year in December 2025, slightly below the 2.9% reading recorded in December 2024.2
Against this backdrop, monetary policy was shaped heavily by the evolving tariff environment. Following three interest rate cuts between September and December 2024, the Federal Reserve (“Fed”) held the federal funds rate unchanged through the first half of 2025. This pause reflected uncertainty around the inflationary and growth implications of the broad tariff measures introduced by the Trump administration, which, while repeatedly revised, carried the potential to both lift consumer prices and weigh on economic activity. The Fed ultimately viewed any tariff-driven inflation as transitory, while growing concern over labor market softness (particularly below-trend monthly job growth from May – September 2025) prompted it to resume cutting rates at its final three meetings of the year. By year-end, the federal funds rate settled at a target range of 3.50 – 3.75%.3
The tariff announcements introduced a period of uncertainty that weighed on near-term dealmaking and exit outlooks, particularly following the scope of the “Liberation Day” announcements in April 2025. Despite the uncertainty with tariffs, private equity (PE) portfolios demonstrated relative resilience, as approximately 73% of PE managers surveyed by Neuberger following the proposed tariffs on April 2, 2025 expected no near-term valuation impact from tariffs, and nearly half anticipated no material effect on revenue, costs, or EBITDA, reflecting the asset class’s comparatively lower direct exposure to tariff-sensitive sectors relative to public equity markets.4
The U.S. Private Equity market nonetheless delivered a strong performance in 2025 across most key metrics, as rate cuts in the second half of the year lowered the cost of capital and over $1 trillion in available dry powder provided sponsors with ample resources to pursue transactions. Buyout activity accelerated meaningfully, with deal value reaching levels not seen since the 2021 peak, driven by a surge in large-scale and public-to-private transactions that benefited from improved financing conditions and a more permissive regulatory environment.5
Exit activity similarly rebounded, with total exit value rising 90% year-over-year to $728 billion, the second-highest annual total on record. This recovery was driven heavily by a concentration of mega-sized transactions above $1 billion, also supported by a leap in sponsor-to-sponsor transactions, positive IPO conditions, and improved investor sentiment following a slow first half of 2025. Leveraged buyout (LBO) purchase multiples edged higher to 11.1x EBITDA while leverage declined modestly to 5.1x, reflecting sponsor discipline in capital structure construction even as deal sizes grew. Fundraising, however, remained a soft spot, with U.S. buyout funds raising $258 billion across 260 funds in 2025, roughly flat year-over-year with 2024 but well below the $352 billion raised in 2023, as distributions have yet to fully replenish investor capacity and capital formation continued to consolidate around larger, more established managers.6
Looking ahead, the U.S. Private Equity market faces a more measured near-term backdrop. Tariff and trade policy uncertainty, geopolitical risk, and a more gradual Fed easing path have moderated early-year

1
Bureau of Economic Analysis, as of April 7, 2026.

2
Bureau of Labor Statistics, as of April 7, 2026.

3
Congressional Research Service, “Federal Reserve Cuts Interest Rates in Late 2025” (IN12635), December 22, 2025.

4
NB Private Markets — Private Equity Manager Tariff Survey Findings, April 2025.

5
Pitchbook 2025 Annual US PE Breakdown.

6
Preqin, as of April 7, 2026.

NB Private Markets Access Fund LLC
(Unaudited)

expectations, with Q1 2026 deal activity and leveraged loan volume running behind prior year levels. Sponsors are expected to continue prioritizing distribution generation and broaden exits beyond the highest-quality assets that anchored 2025 activity. Fundraising conditions remain selective globally, though managers reaching the market are finding receptive investors. Operational improvement and disciplined underwriting have emerged as the defining themes shaping investment conviction heading into the year. AI continues to reshape the competitive landscape across sectors and presents opportunities for operational improvement. Recent public market volatility in the software sector has prompted sponsors and lenders to refine valuation frameworks and underwriting assumptions for software and tech-enabled businesses.
Private Equity Investment Activity
In 2025, $610 billion was invested in the U.S. Private Equity market, continuing the recovery from the 2022 – 23 trough following the 2021 historic peak in deal activity. Investment activity peaked in 2021 at $808 billion before declining to $585 billion in 2022 and $405 billion in 2023. Deal activity has since rebounded to $508 billion in 2024 and further accelerated in 2025. The 2025 figure meaningfully surpasses the prior year level and the pre-2021 baseline, which trended closer to ~$410 billion annually from 2016 to 2020. This increase underscores a sustained and broadening recovery in capital deployment.7
Deal activity in 2025 began against an encouraging backdrop, as the resolution of the U.S. presidential election and expectations of a more permissive regulatory environment under the incoming administration generated early optimism among sponsors. While tariffs were widely anticipated as a cornerstone of the incoming administration’s trade agenda, the scope and severity of the “Liberation Day” announcements in April caught the market off guard, triggering a sharp selloff and prompting sponsors to pause deal activity as investors were met with uncertainty around global trade policy and its downstream effects on portfolio company earnings.4 PE activity rebounded strongly in Q3 and Q4, supported by 75 basis points of Fed interest rate cuts, over $1 trillion in available U.S. dry powder, and improving market clarity, driving second-half deal flow to levels not seen since the 2021 peak.5
Growth equity continued to represent a substantial share of deal activity in 2025, making up 21% of all PE deals for the year, nearly on par with buyouts, which accounted for 21% of deal count. This highlights the strategy’s enduring role alongside traditional control-oriented investments. Add-on acquisitions remained a cornerstone of sponsors’ strategies, representing 73% of all PE buyouts in 2025, flat year-over-year and consistent with the five-year average of 73%, reflecting a sustained approach among GPs for platform consolidation as a means of driving operational efficiencies and inorganic growth. Corporate carveouts continued to gain prominence as a deal sourcing theme as sponsors increasingly targeted divisions with strong standalone potential that parent companies viewed as non-core or underperforming. Carveouts and divestitures offer a compelling combination of attractive entry valuations and clear operational upside under private ownership, accounting for 10% of all PE buyouts in the fourth quarter of 2025, consistent with the elevated levels observed in recent years.5

7
PitchBook, as of April 7, 2026.

NB Private Markets Access Fund LLC
(Unaudited)

TOTAL US PRIVATE EQUITY VOLUME 2007 – 2025
Volume ($ in Billions)
# of Transactions
$1,200
$1,000
$800
$600
$400
$200
$0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$711
4,168
$291
3,299
$109
2,372
$204
3,387
$219
3,740
$245
4,294
$307
4,182
$373
5,186
$366
5,583
$419
5,650
$400
6,268
$425
7,107
$407
7,276
$410
7,690
$808
11,754
$585
10,500
$405
9,162
$508
9,781
$610
9,800
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Buyout / LBO Volume
Other Volume
Deal Count

Source: PitchBook as of 2025 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management
Private Equity Outlook for 2026
Heading into 2026, moderating inflation, improving financing conditions, and a record $1.1 trillion in dry powder were expected to support continued expansion in PE deal activity. Q1 2026 proved bumpier than anticipated. Tariff and trade policy uncertainty, geopolitical risk, and diminished expectations for further Fed rate cuts have introduced a meaningful risk-off tone, with total leveraged loan activity running 32% behind the prior year’s pace and PE deal value posting its slowest quarter since Q2 2025.8 Net new M&A-driven issuance has held up, but strength remains concentrated in a handful of outsized transactions built on a prior-year pipeline, suggesting a broad-based recovery may take longer to materialize than initially expected.
Sponsors are expected to remain disciplined on leverage levels, keeping equity contributions elevated and placing greater emphasis on earnings growth as the primary driver of returns over multiple expansion. Exit momentum from 2025 is expected to carry forward. GP-led secondaries and the broader secondaries market will remain a significant source of investor liquidity alongside conventional exits.
Artificial Intelligence (AI) disruption has emerged as a central theme heading into and in Q1 2026. Recent product releases from OpenAI and Anthropic have rattled public market confidence in the software sector, calling into question the durable retention and terminal value assumptions that historically underpinned SaaS valuations. While public market volatility is not a direct read-through to private valuations in the near term, it influences sentiment and the public comparables used in quarterly valuation frameworks. Further, we find that private equity ownership can itself be a meaningful buffer because skilled sponsors may be able to invest through volatility, support management teams, and reposition businesses in ways that public market participants often cannot. Sponsors are assessing AI in two directions for every software and tech-enabled investment — disruption risk, including pricing compression, lower barriers to entry, and workflow

8
PitchBook Leveraged Commentary and Data U.S. LBO Debt Quarterly Trend Lines 4Q 2025.

NB Private Markets Access Fund LLC
(Unaudited)

displacement, alongside potential upside from market expansion, improved retention, and enhanced unit economics. Mission-critical, vertically embedded platforms with proprietary data advantages are viewed as more resilient; single-function point solutions face greater displacement risk.9
Fund Overview
NB Private Markets Access Fund LLC’s (“NB Access Fund” or the “Fund”) investment objective is to seek to provide attractive, long-term capital appreciation by investing directly into high-quality and growing private companies alongside leading private equity firms. The Fund’s approach for its private equity portfolio is direct, in the form of co-investments and GP-led secondaries, and investing across managers. The Fund also invests a portion of its assets in a portfolio of cash and cash equivalents and liquid fixed-income securities to maintain a degree of liquidity.
Neuberger Berman Investment Advisers LLC serves as the Fund’s investment adviser and has engaged NB Alternatives Advisers LLC (“NB Private Markets”) as sub-adviser to assist with investment decisions. The strategy for the NB Access Fund is predicated on identifying and selecting top-performing private equity investments and diversifying appropriately across asset classes, sponsors, vintage years and pace of capital deployment, maturity and stage of companies, geographies, and industries. The Fund is primarily focused on small- and mid-cap buyout transactions in resilient sectors with a bias toward North America. In addition, when determining proper diversification for its private equity portfolio, NB Private Markets analyzes the private equity marketplace and appropriately weights capital allocations to those sectors with the most promising opportunities. The Fund’s diversification among its private equity investments, in our view, is key to achieving attractive, risk-adjusted returns.
The NB Access Fund commenced investment operations in January 2021. As of March 31, 2026, the Fund had approximately $2.25 billion in net assets, up from approximately $1.55 billion as of March 31, 2025 and is invested in 104 private equity transactions alongside 79 private equity sponsors. We believe the Fund’s underlying private equity portfolio is comprised of market-leading investments alongside experienced private equity managers in portfolio companies that are backed by long-term secular growth trends that should remain resilient through market cycles and in today’s market environment.
The NB Access Fund’s Institutional Share Class generated a 19.96% total return on a NAV basis for the fiscal year ended March 31, 2026. This was driven by the performance of the Fund’s largest investments, as its top ten investments — measured in terms of dollar value appreciation — increased in value by $276 million, or 65% of the total increase in value. Two of the top ten contributors were AI-related investments, and one industrials company also generated meaningful appreciation. The remaining contributors were broadly diversified across industry, private equity sponsor, and strategy. Notably, all top ten value drivers were 2024 and 2025 vintage investments, which we believe reflects strong early momentum while value creation remains in the early stages.
The Fund’s largest value driver for the fiscal year ended March 31, 2026 was Aechelon, reflecting an announced sale of the portfolio company. In March 2026, Shield AI, a developer of AI-powered fighter pilots, drones, and other defense technologies, announced its acquisition of Aechelon. Aechelon was a 2024 investment made alongside Sagewind Capital, a firm with deep defense and government technology expertise. Aechelon is the defense industry’s premier simulation and synthetic-reality platform for training both humans and machines. The investment is expected to generate a 15.0x multiple of invested capital.
Other valuation increases generally reflected strong operating performance across the portfolio, with several investments meaningfully growing revenue and EBITDA, both organically and through M&A. Additional drivers of performance among the Fund’s portfolio companies included new customer wins, higher volumes, improved customer satisfaction, and the rollout of new projects across diversified end markets.
For the fiscal year, the portfolio recorded $50 million of negative valuation adjustments. Ten investments accounted for 69% of the decline, including one position that was marked down based on its publicly traded

9
Bain & Company, Global Private Equity Report 2026.

NB Private Markets Access Fund LLC
(Unaudited)

share price. These adjustments were generally attributable to more challenging operating environments, weaker bookings, contract roll-offs from multi-year agreements, and softer demand. In several cases, cost initiatives helped preserve EBITDA margins, and management teams remained focused on operational execution and key performance indicators. Two companies experienced lower EBITDA margins due to planned investment in the business, including spending on sales and marketing, technology, and software. We continue to monitor these companies closely and believe the lead private equity sponsors are taking appropriate corrective actions to stabilize operations and position the businesses for a return to growth.
The Fund’s liquidity portfolio, which consists of cash and cash equivalents and liquid fixed-income securities that the Fund holds for prudent liquidity management purposes, returned approximately 4.16% for the fiscal year ended March 31, 2026. Performance was primarily driven by the portfolio’s allocation to U.S. Treasury Bills and other short-term cash equivalents.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.
Fund Performance — Average Annual Total Return Ended 3/31/2026
NB Private Markets Access Fund LLC	1 Year	5 Year	Since Inception(1)
Institutional Class (at NAV)(2)	19.96%	10.14%	10.12%
Class A-1 (at NAV)(3)	19.12%	—	9.33%
Class A-2 (at NAV)(3)	19.12%	—	9.33%
Class A-1 (with sales load)(4)	14.95%	—	8.59%
MSCI World Index (Net)(5)	18.90%	10.27%	10.67%

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes an investor would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”). The Fund offers its Interests only to persons or entities that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.
(1)
The inception date used to calculate benchmark performance is that of the Institutional Class — January 19, 2021.

(2)
Institutional Class commenced operations on January 19, 2021.

(3)
Class A-1 and Class A-2 commenced operations on March 1, 2022. The performance information for Class A-1 and A-2 prior to each class’s inception date is that of the Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A-1 Shares but has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has lower expenses and typically higher returns than Class A-1 and Class A-2.

(4)
Class A-1 with sales load return is calculated using the maximum sales charge of 3.50%.

(5)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Private Markets Access Fund LLC
(Unaudited)

Growth of a $25,000 Investment

$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
Hypothetical Growth of $25,000
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
NB Access Fund Institutional Share Class
MSCI World Index (Net)

This graph shows the change in value of a hypothetical $25,000 investment in the Fund for the life of the Fund since commencement of operations through March 31, 2026. The required minimum initial capital commitment by an investor in the Fund is $25,000. The results shown in the graph reflect the reinvestment of Fund distributions, if any. The results do not reflect the effect of taxes an investor would pay on Fund distributions. The result is compared with a broad-based market index — the MSCI World Index (Net). The market index has not been reduced to reflect any of the fees and costs of investing.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Managers. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. This practice also does not generally result in a return of capital to investors.

NB Private Markets Access Fund LLC
For The Year Ended March 31, 2026

NB Private Markets Access Fund LLC
Consolidated Statement of Assets and Liabilities
As of March 31, 2026

Assets
Investments, at fair value (cost of $1,730,840,809)	$2,339,643,888
Cash and cash equivalents	99,880
Deferred financing costs	1,486,516
Interest receivable	280,992
Other assets	153,785
Total Assets	$2,341,665,061
Liabilities
Contributions received in advance	$41,244,330
Incentive fee payable	20,079,534
Due to Shareholders	19,411,519
Deferred tax liability payable	4,688,633
Advisory fee payable	2,830,674
Distribution and servicing fee payable	1,501,866
Due to Affiliate	946,935
Professional fees payable	689,917
Credit facility fees payable	473,958
Other payables	147,855
Total Liabilities	$92,015,221
Commitments and contingencies (see Note 5)
Net Assets at Value	$2,249,649,840
Net Assets Consist of:
Paid-in capital	1,675,477,364
Total distributable earnings	574,172,476
Net Assets at Value	$2,249,649,840
Net Assets:
Institutional Class	$1,364,352,436
Class A-1	149,914
Class A-2	885,147,490
Shares outstanding:
Institutional Class Shares	84,034,828
Class A-1 Shares	9,474
Class A-2 Shares	55,939,586
Net asset value per share:
Institutional Class	$16.24
Class A-1	15.82
Maximum offering price per share*	16.39
Class A-2	15.82

*
Includes a sales charge of up to 3.50%.

The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments
As of March 31, 2026

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
SHORT-TERM INVESTMENTS – 13.31%
MONEY MARKET FUND – 7.11%
Morgan Stanley Institutional Liquidity Fund Government Portfolio	3.57%(A)		159,858,872	$159,858,872	$159,858,872
UNITED STATES TREASURY BILLS(B) – 6.20%
United States Treasury Bill	3.59%	04/09/2026	65,000,000	64,948,925	64,947,798
United States Treasury Bill	3.66%	04/21/2026	30,000,000	29,940,541	29,939,492
United States Treasury Bill	3.67%	06/09/2026	45,000,000	44,689,756	44,689,964
TOTAL UNITED STATES TREASURY BILLS				139,579,222	139,577,254
TOTAL SHORT-TERM INVESTMENTS				299,438,094	299,436,126
	Acquisition Type	Acquisition Dates(D)	Geographic Region(E)	Cost	Fair Value
PRIVATE FUNDS(C) – 90.69%
ACON Strategic Partners II-B, L.P.(F)	Secondary	08/2022	North America	7,893,243	21,735,626
Adagia Capital Europe – AGN 1(F)(H)	Co-Investment	09/2025 – 02/2026	Europe	13,440,244	15,137,203
Aechelon InvestCo LP	Co-Investment	08/2024	North America	9,444,909	141,673,635
AFC Acquisitions, Inc.(F)(H)	Co-Investment	04/2021 – 02/2026	North America	7,978,931	15,667,896
AI Robin & CY S.C.A.(F)(H)	Co-Investment	10/2025	Europe	39,866,145	47,968,178
Amulet Vault Co-Invest, L.P.	Co-Investment	08/2024 – 10/2024	North America	12,960,688	15,685,274
AP Safety Co-Invest, L.P.	Co-Investment	03/2022 – 07/2024	North America	1,027,591	4,063,113
Aquiline Madonna Co-Invest L.P.(F)	Co-Investment	10/2024 – 02/2025	Europe	23,359,278	27,721,491
Aurelia Co-Invest SCSP	Co-Investment	05/2024 – 11/2024	Europe	6,330,232	12,519,211
Austin Co-Investment, L.P.2(F)	Co-Investment	03/2021	North America	845,047	11,803,423
BC Partners Galileo (1) L.P.	Secondary	07/2021 – 07/2024	Europe	7,197,932	8,367,893
Blackstone Growth Beverly Co-Invest L.P.	Co-Investment	02/2022 – 06/2023	North America	4,542,403	5,008,885
CB Catalyst Co-Invest, L.P.	Co-Investment	11/2022	North America	3,358,909	7,318,844
CB Starfish TopCo, L.P.	Co-Investment	08/2021	North America	672,670	417,445
CD&R Ferdinand Co-Investor, L.P.(F)	Co-Investment	08/2023	North America	11,108,856	32,285,731
CD&R Value Building Partners I, L.P.(F)	Secondary	12/2021	North America	11,597,700	17,349,500
Centerbridge Seaport Acquisition Fund, L.P.	Co-Investment	05/2022 – 03/2026	North America	7,967,077	10,802,846
CGI Acquisitions, Inc.(F)(H)	Co-Investment	02/2022 – 09/2023	North America	4,062,865	11,683,026
Compass Syndication L.P.	Co-Investment	10/2021 – 12/2023	North America	1,615,493	2,139,893
DGS Group Holdings, L.P.(H)	Co-Investment	09/2022 – 12/2022	North America	6,455,020	12,456,772
DIG Holdings, LLC(H)	Co-Investment	12/2022	North America	9,754,100	13,837,959
DSS Holdings I L.P.(F)(H)	Co-Investment	10/2024	North America	12,210,000	13,043,529
EDR Co-Invest Aggregator, L.P.	Co-Investment	02/2024	North America	7,572,027	12,939,568
EQT X Co-Investment (A) SCSp(F)	Co-Investment	07/2024	North America	20,841,600	25,950,022
EQT X Co-Investment (F) SCSp(F)	Co-Investment	02/2024	North America	13,099,180	12,112,813
FitzWalter Capital Partners Coinvest I, L.P.	Co-Investment	08/2022 – 08/2023	North America	1,378,584	14,602,952
Five Arrows Galliera Co-Invest SCSp	Co-Investment	08/2022 – 01/2025	Europe	9,137,795	10,961,193
Follett Acquisition LP(H)	Co-Investment	01/2022	North America	4,060,000	1,978,284
FS Equity Partners CV1, L.P.(F)	Co-Investment	05/2025 – 02/2026	North America	59,423,067	75,172,845
Grain Optimus Co-Invest-B, L.P.(F)	Co-Investment		North America	—	—
The accompanying notes are an integral part of these consolidated schedule of investments.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2026

	Acquisition Type	Acquisition Dates(D)	Geographic Region(E)	Cost	Fair Value
HCI Equity Partners EV I, L.P.(F)	Secondary	09/2024 – 01/2026	North America	31,752,541	43,333,439
Horizon Co-Investment, L.P.(F)	Co-Investment	06/2022	North America	6,308,656	7,557,282
Infragroup Co-Invest SCSp(F)	Co-Investment	09/2025	North America	13,604,790	15,610,008
Itelyum Co-Investment L.P.	Co-Investment	09/2021	Europe	7,857,760	17,597,795
KKR Abacus Co-Invest L.P.(F)	Co-Investment	10/2024	Europe	22,615,362	30,383,229
KKR Leo Co-Invest L.P.(F)	Co-Investment	06/2021	Asia	1,113,424	4,352,453
KKR Malaga Co-Invest L.P.(F)	Co-Investment	07/2023	North America	9,673,380	9,927,865
KKR Metro Co-Invest L.P.(F)	Co-Investment	06/2025	North America	39,759,963	43,084,862
KKR Quartz Co-Invest L.P.(F)	Co-Investment	03/2023	North America	17,000,000	13,310,440
KMNOCH Investor, L.P.(F)(H)	Co-Investment	11/2022	North America	16,970,931	19,823,105
L Catterton Growth IV, L.P.	Primary	03/2021 – 12/2025	North America	12,263,954	10,044,039
LDS Group Holdings, L.P.(F)(H)	Co-Investment	02/2025	North America	14,160,000	17,158,443
Lightspeed SPV-A2, LLC.(F)	Co-Investment	08/2025 – 03/2026	North America	21,550,662	36,842,400
Lightyear AMP CV, L.P.(F)	Secondary	04/2024 – 01/2026	North America	27,526,787	31,691,326
Magenta Blocker Aggregator L.P.	Co-Investment	07/2021 – 09/2025	North America	2,896,021	3,397,226
Magnus 2024, L.P.	Co-Investment	04/2024 – 11/2025	North America	8,039,341	10,327,150
Material Co-Invest, L.P.	Co-Investment	10/2022 – 12/2025	North America	13,741,540	10,077,884
NB Aggregator (Minerva) LP(F)	Co-Investment	03/2025	North America	70,234,003	81,828,730
NB Convert Elevate Aggregator LP(F)	Co-Investment	11/2023 – 03/2026	North America	15,461,296	23,138,306
NB Convert Harp Aggregator LP(F)	Co-Investment	11/2023 – 12/2025	North America	7,716,038	11,523,317
NB Credit Opps Co-Investment (Vetcor) LP(F)	Co-Investment	03/2023 – 03/2026	North America	5,827,313	9,524,105
NB Credit Opps Co-Investment (Vetcor II) LP(F)	Co-Investment	08/2023 – 03/2026	North America	1,711,619	2,571,987
NB Electron Aggregator LP(F)	Co-Investment	08/2023 – 12/2025	North America	18,268,620	30,563,093
NB Franklin LP(F)	Co-Investment	05/2024 – 10/2024	North America	25,256,765	27,242,868
NB Geyser Aggregator LP(F)	Co-Investment	12/2024	North America	21,326,071	27,017,423
NB Lowcode Private Equity(F)(H)	Co-Investment	11/2022 – 03/2026	North America	2,915,024	5,445,880
NB Mariner Aggregator LP(F)	Co-Investment	10/2024 – 11/2024	North America	65,084,865	96,440,421
NB Mavis Aggregator LP(F)	Co-Investment	05/2023 – 03/2026	North America	20,038,887	32,758,505
NB Pref Harp Aggregator LP(F)	Co-Investment	11/2023 – 03/2026	North America	9,334,134	14,137,170
NB Vault Aggregator LP(F)	Co-Investment	01/2025 – 03/2026	North America	70,165,279	82,271,431
NC Harp Co-Invest GP Limited(F)	Co-Investment	03/2025	Europe	15,161,119	23,115,698
NP Kaba Holdings, L.P.(F)	Co-Investment	01/2026	North America	14,145,844	14,145,844
NSH Verisma Holdco II, L.P.	Co-Investment	10/2023 – 06/2025	North America	4,213,142	8,345,315
Octagon DC Holdings, LP(F)	Co-Investment	09/2025	North America	20,610,000	32,130,990
Olympus FG Holdco, L.P.	Co-Investment	08/2022 – 08/2024	North America	5,060,881	3,479,800
PCP II Co-Invest Atlas LP(F)	Co-Investment	09/2025	Europe	16,186,001	16,154,883
Pilot Holdings, LLC(H)	Co-Investment	12/2021	North America	7,200,000	7,068,106
Platinum Equity Vulcan Co-Investors, L.P.(F)	Co-Investment	03/2024	North America	16,190,000	8,019,127
Project Alpine Co-Invest Fund, L.P.(F)	Co-Investment	06/2022 – 12/2024	North America	10,006,875	11,113,414
Project Metal Co-Invest Fund, L.P.	Co-Investment	10/2021 – 09/2023	North America	8,005,199	1,060,522
Project Stream Co-Invest Fund, L.P.(F)	Co-Investment	10/2021 – 12/2024	North America	8,935,000	8,312,806
Providence Equity Partners (Unity) S.C.Sp.(F)	Secondary	05/2024 – 03/2026	Europe	672,498	26,332,472
RealPage Parent, LP(F)(H)	Co-Investment	04/2021	North America	6,500,000	8,212,299
RL Co-Investor Aggregator, L. P.	Co-Investment	05/2022 – 03/2023	North America	7,152,545	6,672,820
The accompanying notes are an integral part of these consolidated schedule of investments.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2026

	Acquisition Type	Acquisition Dates(D)	Geographic Region(E)	Cost	Fair Value
RL Co-Investor Aggregator II L. P.	Co-Investment	03/2022-03/2023	North America	4,548,734	2,545,146
Rothwell Ventures Ultimate Feeder I (Cayman) L.P.	Secondary	09/2021 – 10/2022	North America	6,375,048	11,023,009
Ryan LLC(F)(H)	Co-Investment	03/2026	North America	49,998,340	49,998,340
Sabel InvestCo LP(G)	Co-Investment	10/2024	North America	6,800,000	22,965,710
SCW Holdings I LP(F)(H)	Co-Investment	03/2025	North America	12,200,000	13,623,693
Searchlight Capital III CVL Co-Invest Partners II, L.P.(F)	Co-Investment	12/2024	North America	15,921,398	34,661,947
Searchlight Capital CF SPK, L.P.(F)	Secondary	11/2023 – 01/2026	North America	12,837,637	18,335,651
Shamrock ND Holdco, L.P.	Co-Investment	09/2024	North America	11,394,584	16,837,455
SPI Parent Holding Company, LLC(G)(H)	Co-Investment	12/2021 – 04/2022	North America	106,908	25,629
Sprinkler 2024 Co-Investment I (Feeder) SCSp(F)	Co-Investment	03/2025	Europe	17,948,873	29,374,006
Summit Partners Co-Invest (Optmo) SCSp	Co-Investment	10/2021	Europe	2,516,524	2,836,429
TA Spartan Parent, LLC(H)	Co-Investment	07/2023	North America	10,130,000	9,794,215
Tailwind Axis Fund (Parallel), L.P.(F)	Secondary	03/2026	North America	19,423,668	19,423,668
THL Automation Fund Investors (4K), L.P.(F)	Co-Investment	03/2021 – 12/2025	North America	4,022,285	3,820,961
THL Fund Investors (Altar), L.P.(F)	Co-Investment	12/2022 – 12/2025	North America	4,952,142	8,506,839
THL Fund Investors (Iconic), L.P.(F)	Co-Investment	06/2023 – 12/2025	North America	10,259,648	14,365,980
THL Fund IX Investors (Plymouth II), L.P.(F)	Co-Investment	08/2023	North America	6,627,237	11,584,546
Thrive Capital Partners X Growth-A, L.P.(F)	Co-Investment	01/2026	North America	3,488,333	6,737,052
Thrive Capital Partners X Growth-B, L.P.(F)	Co-Investment	03/2026	North America	11,377,833	11,309,973
Tikehau Alliance 2 Fund S.L.P(F)	Secondary	07/2025 – 12/2025	Europe	36,332,529	42,927,695
Titan Space Fund LP(F)	Co-Investment	10/2025	North America	2,768,005	6,104,469
TPG IX Charger CI II, L.P.(F)	Co-Investment	07/2024	North America	12,843,370	14,715,645
TPG IX Evergreen CI II, L.P.(F)	Co-Investment	09/2023	North America	8,635,900	13,483,983
TPG Tech Adjacencies II Steller CI, L.P.(F)	Co-Investment	10/2025	North America	1,783,087	4,429,188
Truelink-Vista, L.P.	Co-Investment	10/2022 – 11/2025	North America	3,513,609	7,964,721
True Wind Capital Continuation, L.P.	Secondary	03/2023 – 10/2025	North America	8,349,126	7,725,402
Vector Capital Partners V, L.P.(G)	Secondary	02/2025	North America	25,093,983	23,792,162
Vector Capital VI, L.P.(G)	Primary	03/2025 – 10/2025	North America	4,442,333	4,208,722
Vistria Soliant Holdings, L.P.(F)	Co-Investment	07/2024	North America	16,000,000	16,593,362
WP Irving Co-Invest, L.P.	Co-Investment	04/2022 – 09/2023	North America	1,041,043	11,994,696
WWEC Holdings LP(F)(H)	Co-Investment	10/2022	North America	7,120,000	9,887,871
XN Opportunities VII LP(F)	Co-Investment	08/2025	North America	13,590,822	23,357,600
XN Opportunities X LP(F)	Co-Investment	01/2026	North America	15,012,000	15,000,000
ZM Parent Holding LLC(H)	Co-Investment	03/2022	North America	4,532,000	4,700,669
TOTAL PRIVATE FUNDS				1,431,402,715	2,040,207,762
TOTAL INVESTMENTS (Cost $1,730,840,809) – 104.00%					2,339,643,888
Other Assets & Liabilities (Net) – (4.00)%					(89,994,048)
TOTAL NET ASSETS – 100.00%					$2,249,649,840

(A)
The rate is the annualized seven-day yield as of March 31, 2026.

(B)
Each issue shows the rate of the discount at the time of purchase.

(C)
Non-income producing securities, which are restricted as to resale and illiquid.

The accompanying notes are an integral part of these consolidated schedule of investments.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2026

(D)
Acquisition Dates cover from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.

(E)
Geographic region is based on where a private fund is headquartered and may be different from where such fund invests or operates.

(F)
This investment is made through the wholly owned subsidiary NB PMAF IC, LLC (the “IC Subsidiary”).

(G)
This investment is made through the wholly owned subsidiary NB CR PMAF Blocker LLC (the “Blocker Subsidiary”).

(H)
The fair value of the investment was determined using a significant unobservable input.

Summary by Investment Type	Fair Value	% of Net Assets
Short-Term Investments	299,436,126	13.31%
Private Funds	2,040,207,762	90.69%
Total Investments	2,339,643,888	104.00%
Other Assets & Liabilities (Net)	(89,994,048)	(4.00)%
Total Net Assets	$2,249,649,840	100.00%
The accompanying notes are an integral part of these consolidated schedule of investments.

NB Private Markets Access Fund LLC
Consolidated Statement of Operations
For The Year Ended March 31, 2026

Investment Income:
Interest income	$10,364,278
Dividend income	4,080,213
Other income	68,426
Total Investment Income	14,512,917
Operating Expenses:
Advisory fees (see Note 3)	28,574,826
Incentive fees	39,645,903
Distribution and servicing fees Class A-2 (see Note 3)	5,185,444
Distribution and servicing fees Class A-1 (see Note 3)	946
Tax Expense	2,290,991
Professional fees	1,911,889
Credit facility fees	1,901,042
Accounting and administration service fees	1,309,127
Financing costs	743,258
Independent Managers’ fees	338,594
Insurance expense	111,175
Other expenses	1,119,251
Total Operating Expenses	83,132,446
Expenses recouped by Adviser	425,588
Fee offsets	(1,271,349)
Net Operating Expenses	82,286,685
Net investment income (loss)	(67,773,768)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	40,680,476
Net change in unrealized appreciation (depreciation) on investments	384,752,179
Net Realized and Change in Unrealized Gain (Loss) on Investments	425,432,655
Net Increase (Decrease) in Net Assets Resulting from Operations	$357,658,887
The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Statement of Changes in Net Assets

	Year Ended March 31, 2026	Year Ended March 31, 2025
Change in Net Assets from Operations:
Net investment income (loss)	$(67,773,768)	$(19,416,178)
Net realized gain (loss) on investments	40,680,476	5,978,667
Net change in unrealized appreciation (depreciation) on investments	384,752,179	106,022,575
Net Increase (Decrease) in Net Assets from Operations	357,658,887	92,585,064
Change in Net Assets Resulting from Capital Transactions:
Proceeds from shares sold
Institutional Class	212,280,745	279,781,691
Class A-2	192,671,945	249,960,525
Withdrawals
Institutional Class	(31,466,607)	(7,555,464)
Class A-2	(30,668,778)	(8,065,985)
Transfers in
Institutional Class	3,581,632	8,753,165
Transfers out
Class A-2	(3,581,632)	(8,753,165)
Change in Net Assets Resulting from Capital Transactions	342,817,305	514,120,767
Net Change in Net Assets	700,476,192	606,705,831
Net Assets:
Beginning of year	1,549,173,648	942,467,817
End of year	$2,249,649,840	$1,549,173,648
Transactions in Shares:
Shares sold
Institutional Class Shares	15,073,850	21,580,492
Class A-2 Shares	13,877,935	19,656,703
Shares redeemed
Institutional Class Shares	(2,134,509)	(575,761)
Class A-2 Shares	(2,115,793)	(614,722)
Transfers in
Institutional Class Shares	239,204	687,465
Transfers out
Class A-2 Shares	(244,970)	(696,780)
Net Increase in Shares	24,695,717	40,037,397
The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Statement of Cash Flows
For The Year Ended March 31, 2026

Cash Flows from Operating Activities
Net change in net assets resulting from operations	$357,658,887
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,916,187,415)
Proceeds from disposition of investments	2,609,508,414
Amortization of discount	(7,544,373)
Net realized (gain) loss on investments	(40,680,476)
Net change in unrealized (appreciation) depreciation on investments	(384,752,179)
Amortization of deferred financing costs	743,258
Changes in assets and liabilities related to operations:
(Increase) decrease in interest receivable	236,496
(Increase) decrease in other assets	(75,058)
Increase (decrease) due to Affiliate	(498,561)
Increase (decrease) credit facility fees payable	473,958
Increase (decrease) deferred tax liability payable	1,103,197
Increase (decrease) current tax liability payable	(61,885)
Increase (decrease) advisory fee payable	900,756
Increase (decrease) accounting and administration service fees payable	(251,597)
Increase (decrease) professional fees payable	455,058
Increase (decrease) incentive fee payable	16,456,543
Increase (decrease) distribution and servicing fee payable	486,215
Increase (decrease) in other payables	(66,077)
Net Cash Provided by (Used in) Operating Activities	(362,094,839)
Cash Flows from Financing Activities
Deferred financing costs	(2,229,774)
Proceeds from shares sold	413,674,607
Withdrawals, net of amounts due to Shareholders	(49,912,963)
Net Cash Provided by (Used in) Financing Activities	361,531,870
Net Change in Cash and Cash Equivalents	(562,969)
Cash and Cash Equivalents at Beginning of Year	662,849
Cash and Cash Equivalents at End of Year	$99,880
Supplemental disclosure of non-cash activity:
Transfers into Institutional Class Shares	$3,581,632
Transfers out of Class A-2 Shares	$(3,581,632)
Supplemental disclosure of cash activity:
Interest paid	$1,427,084
The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Financial Highlights — Institutional Class

	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$13.53	$12.58	$11.76	$10.83	$10.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.48)	(0.16)	(0.13)	(0.08)	0.13
Net realized and unrealized gain (loss) on investments	3.19	1.11	0.95	1.06	0.64
Net increase (decrease) in net assets resulting from operations	2.71	0.95	0.82	0.98	0.77
DISTRIBUTIONS
Net change in capital due to distributions	—	—	—	(0.05)	(0.13)
NET ASSET VALUE, END OF YEAR	16.24	13.53	12.58	11.76	10.83
TOTAL NET ASSET VALUE RETURN(2)	19.96%	7.63%	6.93%	9.04%	7.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	1,364,352	958,973	618,241	425,935	350,463
Ratios to average net assets(3)
Total expenses before expense waiver, expense recoupment and fee offset	4.09%(4)(5)	2.74%(4)(5)	2.72%(4)(5)	2.32%(4)(5)	1.50%(5)
Total expenses after expense waiver, expense recoupment and fee offset	4.05%	2.80%	2.68%	2.20%	1.33%
Fee offset	(0.07)%	(0.01)%	(0.01)%	(0.04)%	—%
Net investment income (loss)	(3.29)%	(1.24)%	(1.02)%	(0.67)%	1.24%
Portfolio Turnover Rate	12.08%	34.94%	4.97%	45.02%	57.13%

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
The contractual fee and expense waiver (and recoupment) are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(4)
Ratio is inclusive of the deferred tax expense from the Blocker Subsidiary. Excluding this tax expense, the ratio would be 3.97%, 2.59%, 2.67% and 1.96% for March 31, 2026, March 31, 2025, March 31, 2024 and March 31, 2023, respectively.

(5)
If Incentive Fees had been excluded, the expense ratios would have decreased by 2.08%, 0.80%, 0.79%, 0.99% and 0.78% for March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively. Expenses do not include expenses from underlying funds in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Financial Highlights — Class A-1

	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Period from March 1, 2022 (Commencement of Operations) through March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$13.28	$12.43	$11.71	$10.82	$10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.57)	(0.25)	(0.21)	(0.15)	(0.02)*
Net realized and unrealized gain (loss) on investments	3.11	1.10	0.93	1.05	0.27*
Net increase (decrease) in net assets resulting from operations	2.54	0.85	0.72	0.90	0.25
DISTRIBUTIONS
Net change in capital due to distributions	—	—	—	(0.01)	—
NET ASSET VALUE, END OF YEAR	15.82	13.28	12.43	11.71	10.82
TOTAL NET ASSET VALUE RETURN(2)(3)	19.12%	6.87%	6.18%	8.28%	2.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	150	126	118	111	102
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver, expense recoupment and fee offset	4.79%(7)(8)	3.44%(7)(8)	3.42%(7)(8)	3.02%(7)(8)	1.54%(8)
Total expenses after expense waiver, expense recoupment and fee offset	4.75%	3.50%	3.38%	2.90%	1.49%
Fee offset	(0.07)%	(0.01)%	(0.01)%	(0.04)%	—%
Net investment income (loss)	(3.99)%	(1.94)%	(1.72)%	(1.37)%	0.35%
Portfolio Turnover Rate(3)	12.08%	34.94%	4.97%	45.02%	57.13%

*
The amount of net investment income and net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Consolidated Statement of Operations due to the timing of purchases of Fund shares during the period.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period March 1, 2022 (Commencement of Operations) through March 31, 2022, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver (and recoupment) are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Blocker Subsidiary. Excluding this tax expense, the ratio would be 4.67%, 3.29%, 3.37% and 2.66% for March 31, 2026, March 31, 2025, March 31, 2024 and March 31, 2023, respectively.

(8)
If Incentive Fees had been excluded, the expense ratios would have decreased by 2.08%, 0.80%, 0.79%, 0.99% and 0.24% for March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively. Expenses do not include expenses from underlying funds in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Financial Highlights — Class A-2

	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Period from March 1, 2022 (Commencement of Operations) through March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$13.28	$12.43	$11.71	$10.82	$10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.57)	(0.25)	(0.21)	(0.15)	(0.04)*
Net realized and unrealized gain(loss) on investments	3.11	1.10	0.93	1.05	0.29*
Net increase (decrease) in net assets resulting from operations	2.54	0.85	0.72	0.90	0.25
DISTRIBUTIONS
Net change in capital due to distributions	—	—	—	(0.01)	—
NET ASSET VALUE, END OF YEAR	15.82	13.28	12.43	11.71	10.82
TOTAL NET ASSET VALUE RETURN(2)(3)	19.12%	6.87%	6.18%	8.28%	2.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	885,147	590,075	324,109	25,107	1,613
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver, expense recoupment and fee offset	4.79%(7)(8)	3.44%(7)(8)	3.42%(7)(8)	3.02%(7)(8)	1.54%(8)
Total expenses after expense waiver, expense recoupment and fee offset	4.75%	3.50%	3.38%	2.90%	1.49%
Fee offset	(0.07)%	(0.01)%	(0.01)%	(0.04)%	—%
Net investment income (loss)	(3.99)%	(1.94)%	(1.72)%	(1.37)%	0.36%
Portfolio Turnover Rate(3)	12.08%	34.94%	4.97%	45.02%	57.13%

*
The amount of net investment income and net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Consolidated Statement of Operations due to the timing of purchases of Fund shares during the period.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period March 1, 2022 (Commencement of Operations) through March 31, 2022, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver (and recoupment) are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Blocker Subsidiary. Excluding this tax expense, the ratio would be 4.67%, 3.29%, 3.37% and 2.66% for March 31, 2026, March 31, 2025, March 31, 2024 and March 31, 2023, respectively.

(8)
If Incentive Fees had been excluded, the expense ratios would have decreased by 2.08%, 0.80%, 0.79%, 0.99% and 0.24% for March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively. Expenses do not include expenses from underlying funds in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements
March 31, 2026

1.   Organization
NB Private Markets Access Fund LLC (the “Fund”) was organized on July 10, 2020 as a limited liability company registered under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is offered only to investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is authorized to offer three separate classes of shares (“Shares”) designated as Institutional Class, Class A-1 and Class A-2. Institutional Class shares commenced operations on January 19, 2021; Class A-1 and Class A-2 shares commenced operations on March 1, 2022. Class A-1 shares are offered at net asset value (“NAV”) plus a maximum sales charge of 3.50%. Institutional Class and Class A-2 shares are offered at NAV. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each share class.
The Fund’s investment objective is to seek to provide attractive, long-term capital appreciation by investing primarily in an actively managed portfolio of private equity investments. The Fund’s private equity investments focus on private equity strategies including: (i) buyouts; (ii) special situations; (iii) venture and growth capital; (iv) infrastructure and real assets; and (v) private credit. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) direct investments in the equity of private companies and/or debt securities of operating companies and other credit instruments, including investments alongside private equity funds and other private equity firms (“Direct Investments”); (ii) investments in private equity funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, (b) in connection with a restructuring transaction of a Portfolio Fund(s), and/or (c) directly from a private equity fund; and (iii) primary investments in newly formed Portfolio Funds. The Fund also invests a portion of its assets in a portfolio of cash and cash equivalents and liquid fixed-income securities.
The Fund is managed by Neuberger Berman Investment Advisers LLC, an investment adviser registered under the Advisers Act that serves as the Fund’s investment adviser (“NBIA” or “Registered Investment Adviser”). The Registered Investment Adviser has engaged NB Alternatives Advisers LLC (“NBAA” or the “Sub-Adviser” and together with the Registered Investment Adviser, the “Adviser”) to assist with investment decisions. The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. Certain officers of the Registered Investment Adviser are also officers of the Fund.
2.   Significant Accounting Policies
The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) Topic 946, Financial Services —  Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.   Basis of Accounting
The Fund’s policy is to prepare its consolidated financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Fund are maintained in U.S. dollars.
Consolidation of Subsidiaries — NB CR PMAF Blocker LLC (the “Blocker Subsidiary”), formed on September 1, 2021, and NB PMAF IC, LLC (the “IC Subsidiary”) formed on November 21, 2024 (collectively,

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Consolidated Notes to the Financial Statements (continued)
March 31, 2026

the “Subsidiaries”), are investment companies and wholly-owned subsidiaries of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and the Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. On March 31, 2026, the Subsidiaries had net assets of $1,622,323,054, which equals 72.11% of the Fund’s net assets.
B.   Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Fund computes the NAV for each class of Shares as of the close of business on the last business day of each calendar month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine.
The Board has approved valuation procedures (the “Procedures”) pursuant to which the Fund values its investments. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Fund’s investments without readily available market quotations, subject to oversight by the Board.
Private Equity Investments:
With respect to the Fund’s private equity investments, the Valuation Designee determines fair value at each month-end using a methodology that begins with the last reported net asset value reported by a manager or general partner of a Portfolio Fund or similar net asset value information provided by the lead or sponsoring investor for a Direct Investment, and is then adjusted to reflect: (i) financial adjustments; (ii) a “market factor” adjustment; and (iii) an “idiosyncratic event” adjustment, if applicable. The last reported value will generally follow the “practical expedient” in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. In general, it is anticipated that such valuation information from these managers or from lead or sponsoring investors will generally not be available until 60 days or more after each quarter-end. Therefore, the most recently provided valuation information about these Portfolio Funds and Direct Investments for purposes of calculating the Fund’s monthly net asset value will typically be adjusted by the Valuation Designee pursuant to the Procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds or Direct Investments. Financial adjustments include adjustments made to incorporate known developments since the last reported net asset value reported by a manager or general partner of a Portfolio Fund or by the lead or sponsoring investor for a Direct Investment, such as changes in currency rates, capital calls and distributions, and the nature of such cash flows, fees and expenses during the reporting period, and the value of publicly traded securities held by Portfolio Funds. In addition, the Valuation Designee has developed a proprietary “market factor” adjustment that is applied to each of the Fund’s private equity investments in Portfolio Funds and Direct Investments. This adjustment is driven by factors that have been determined to have the most statistically significant impact to historical valuations. The Valuation Designee also continuously assesses information received from its ongoing monitoring of portfolio holdings and makes valuation changes accordingly for idiosyncratic events when such idiosyncratic events are supported by documentation deemed

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Consolidated Notes to the Financial Statements (continued)
March 31, 2026

reliable by the Valuation Designee. The Valuation Designee has engaged an independent third-party service provider to complete a form of positive assurance in relation to the application of this valuation methodology.
Liquid Investments:
Equity Investments:   Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded. If no sales of a security are reported on a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges. Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ. In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.
Fixed Income Securities and Other Credit Instruments:   Debt securities may be valued in accordance with the procedures described for equity securities above. In addition, debt securities may be valued by an independent pricing service approved by the Valuation Designee on the basis of market quotations. The Valuation Designee will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. If a valuation for a security is not available from an independent pricing service or if the Valuation Designee believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods utilized by the Valuation Designee.
Illiquid Investments:
For illiquid securities for which no market quotations are available (other than interests in Portfolio Funds and certain Direct Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of illiquid securities (other than interests in Portfolio Funds and certain Direct Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.
ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds and certain Direct Investments are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the investment (i.e., committed capital) which is then drawn down over a specified period of the investment’s life.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

Such investments generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.
Assumptions used by the Valuation Designee due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations and financial condition.
The following table presents the investments carried on the Consolidated Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2026.
Investments	Level 1	Level 2	Level 3	Net Asset Value	Total
Private Funds	$—	$—	$277,511,097	$1,762,696,665	$2,040,207,762
Short-Term Investments	299,436,126	—	—	—	299,436,126
Total Investments	$299,436,126	$—	$277,511,097	$1,762,696,665	$2,339,643,888
Additional sector, industry, or geographic detail, if any, is included in the Consolidated Schedule of Investments.
Significant Unobservable Inputs
As of March 31, 2026, the Fund had Level 3 investments valued at $277,511,097. The fair value of investments valued at $1,762,696,665 in the Fund’s Schedule of Investments have been valued at the adjusted NAV by the managers of the investments.
The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2026.
Investments			Unobservable Inputs
	Fair Value as of March 31, 2026	Valuation Methodologies	Variable	Value/Range	Weighted Average(1)
Private Funds
Co-Investment	$5,445,880	Market Comparables	LTM Revenue	10.5x	10.5x
Co-Investment	194,005,844	Market Comparables	LTM EBITDA	7.4x – 20.5x	12.6x
Co-Investment	8,212,299	Market Comparables	Forward EBITDA	19.0x	19.0x
Co-Investment	19,823,105	Discounted Cash Flows	WACC	10.5%	10.5%
		Discounted Cash Flows	Exit EBITDA	13.0x	13.0x
		Market Comparables	LTM EBITDA	16.0x	16.0x
Co-Investment	50,023,969	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Total Investments	$277,511,097

(1)
Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2026, purchases of and sales from Level 3 investments were as follows:
Purchases	Sales
$104,291,686	$15,981,093
During the year ended March 31, 2026, changes in unrealized appreciation/(depreciation) and realized gains or (losses) from Level 3 investments were $10,453,440 and $10,298,026, respectively.
The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. During the year ended March 31, 2026, transfers into and out of Level 3 were $35,997,258 and $0,

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Consolidated Notes to the Financial Statements (continued)
March 31, 2026

respectively. Transfers into Level 3 occurred as there are no observable inputs for the fair valuation of these investments as of March 31, 2026.
The estimated remaining life of the Fund’s investments as of March 31, 2026 is unknown at this time.
Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Valuation Designee.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
Cash on the Consolidated Statement of Assets and Liabilities as of March 31, 2026 is $99,880. Short-Term Investments presented on the Schedule of Investments may include deposits in money market accounts and Treasury Bills, which are classified as Level 1 assets. As of March 31, 2026, the Fund held Short-Term Investments of $299,436,126, of which $159,858,872 is held in an overnight sweep that is deposited into a money market account, and $139,577,254 of Treasury Bills.
E.   Investment Gains and Losses
The Fund records distributions of cash or in-kind securities from the investments based on the information from distribution notices when distributions are received. The Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses), the Fund’s change in net unrealized appreciation/(depreciation) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers or the lead or sponsoring private equity investor for Direct Investments. The Fund may also recognize realized losses based upon information received from the managers or the lead or sponsoring private equity investor for Direct Investments for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Consolidated Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each investment.
Portfolio Funds and certain Direct Investments may make in-kind distributions to the Fund and, particularly in the event of a dissolution of a Portfolio Fund or Direct Investment, such distributions may contain securities that are not marketable. While the general policy of the Fund will be to liquidate such investment and distribute proceeds to Shareholders, under certain circumstances when deemed appropriate by the Board, a Shareholder may receive in-kind distributions from the Fund.
F.   Federal Income Taxes
The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition,

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Shareholders and to meet certain diversification and income requirements with respect to its underlying investments. As of September 30, 2025 there is no provision for federal income or excise tax within the consolidated financial statements. Differences arise in the computation of Shareholders’ capital for financial reporting in accordance with GAAP and Shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Investments. For the tax year ended September 30, 2025, there were permanent book to tax reclassifications, which decreased paid in capital by $9,279,124 and increased distributable earnings by $9,279,124. As of September 30, 2025, the Fund had a late-year ordinary loss of $24,873,479 which are deferred until the next taxable year.
The Blocker Subsidiary is a domestic limited liability company that is treated as a corporation for tax reporting and has a tax year end of September 30. The Blocker Subsidiary is subject to federal, state and local income taxes. As of March 31, 2026, the Blocker Subsidiary has recorded a total deferred tax liability payable of $4,688,633 and a total current tax liability payable of $0. The Fund adopted ASU 2023-09, for the year ended March 31, 2026. The adoption of this standard affects only the Fund’s financial statement disclosures and had no impact on the Fund’s financial position or operating results. A breakdown of income taxes paid by jurisdiction is provided when significant income taxes are paid. For the year ended March 31, 2026, Management determined that the income taxes paid by the Fund were not significant and therefore no further disclosure is required.
For the tax year ended September 30, 2025, the components of distributable earnings on a tax basis are as follows:
Net tax appreciation (depreciation)	$349,551,248
Loss Carryforwards and Deferrals	(32,609,656)
Total distributable earnings	$316,941,592
The temporary differences between the book basis and tax basis distributable earnings are primarily due to book to tax differences from partnerships.
As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:
Gross unrealized appreciation	$651,893,049
Gross unrealized depreciation	(34,599,555)
Net unrealized appreciation	$617,293,494
Tax cost of investments	$1,722,350,394
During the years ended March 31, 2026 and March 31, 2025, the Fund did not make any distributions.
The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Fund’s tax positions for the current period and has concluded that

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

no provision for taxes is required in the Fund’s consolidated financial statements for the year ended March 31, 2026. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.
G.   Restrictions on Transfers
Shares of the Fund are generally not transferable. No Shareholder may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Shares without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Purchase of Shares
Shares will generally be offered for purchase as of the first business day of each month, or at such other times as determined in the discretion of the Board, based on the most recent net asset value which will be calculated for the last business day of the preceding month. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any Shareholder is $10,000, except for additional purchases pursuant to a dividend reinvestment plan. The Board reserves the right to accept lesser amounts below these minimums.
I.   Repurchase of Shares
The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to Shareholders. The Registered Investment Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly commencing on or about February 28, May 31, August 31 and November 30 of each year. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the year ended March 31, 2026, 4,250,302 Shares were tendered, all of which were repurchased by the Fund.
J.   Fees of the Portfolio Funds’ Investments
Each Portfolio Fund investment will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Consolidated Statement of Operations, Shareholders of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Fund’s Financial Highlights.
K.   Foreign Currency Translation
The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

Contributed capital to and distributions received from these foreign investments are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.
Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Consolidated Statement of Operations. The Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
L.   Distributions to Shareholders
The Fund intends to pay dividends from net investment income at least annually. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the calendar year, at which time it will be reported to the Shareholders.
M.   Security Transactions and Related Income
Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Discounts on securities purchased are amortized over the life of the respective securities. Premiums on securities purchased are amortized over the life of the respective security, unless the security has a non-contingent call feature, in which case the premium is amortized to the earliest call date. Realized gains and losses on securities and unrealized appreciation and depreciation of securities are reported on the identified cost basis, which is also used for income tax purposes.
N.   Fund Expenses
The Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); Incentive Fees (as defined herein); Distribution and Servicing Fees for Class A-1 and Class A-2 Shares; investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Managers’ fees (as defined herein); and expenses of meetings of the Board.
O.   Recent Accounting Pronouncements
In December 2023, FASB issued Accounting Standards Update No. 2023-09, “Improvements to Income Tax Disclosures” (“ASU 2023-09”). ASU 2023-09 clarifies the guidance in ASC 740 “Income Taxes” to enhance the transparency and decision-usefulness of income tax disclosures, particularly in the rate reconciliation table and disclosures about income taxes paid. The amendments are intended to address investors’ requests for income tax disclosures that provide more information to help them better understand an entity’s exposure to potential changes in tax laws and the ensuing risks and opportunities and to assess income tax information that affects cash flow forecasts and capital allocation decisions. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024. Management has adopted and determined that there is no material impact on the Fund’s consolidated financial statements.
P.   Segment reporting
An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly

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Consolidated Notes to the Financial Statements (continued)
March 31, 2026

reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Fund’s CODM through its Management, Investment and Operating Committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team. The financial information in the form of the Fund’s Investments as well as the information contained with the Fund’s Consolidated Financial Highlights, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations are reflective of the Fund’s segment assets and expenses, respectively.
3.   Advisory Fee, Incentive Fee, Distribution and Servicing Fee, and Other Expenses
The Registered Investment Adviser provides investment advisory services to the Fund and incurs research, travel and other expenses related to the selection and monitoring of underlying investments. Further, the Registered Investment Adviser provides certain management and administrative services including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) at an annual rate of 1.50%, based on the Fund’s net asset value, calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for the quarter. Certain of the Fund’s investments pay the Adviser for transaction services at the time of closing of the investment. This income to the Adviser is shared with the Fund based on the Fund’s ownership percentage of the investment through a fee offset which is presented on the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund incurred Advisory Fees totaling $28,574,826.
At the end of each calendar quarter of the Fund, the Registered Investment Adviser will be entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the year ended March 31, 2026, the Fund incurred Incentive Fees totaling $39,645,903.
The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).
In consideration for services provided under an investment sub-advisory agreement, the Registered Investment Adviser pays the Sub-Adviser a quarterly fee equal to 90% of the Advisory Fee and 100% of the Incentive Fee received from the Fund.
The Fund has entered into an expense limitation agreement with the Registered Investment Adviser (the “Expense Limitation Agreement”). The Expense Limitation Agreement has a term ending July 31, 2026 (the

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

“Limitation Period”). The Registered Investment Adviser may extend the Limitation Period for a period of one year on an annual basis. Pursuant to the Expense Limitation Agreement, the Registered Investment Adviser agrees to waive and/or reimburse certain annual operating expenses (excluding the advisory fee, incentive fee, distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, expenses related to, or incurred by, special purpose vehicles in connection with any credit facilities obtained by the Fund, interest payments incurred by the Fund or a subsidiary, fees and expenses incurred in connection with any credit facilities obtained by the Fund or a subsidiary, valuation service providers and extraordinary expenses, if any) (“Other Expenses”) of the Fund so they are limited to 0.30% (30bps) per annum, of the average monthly net assets (“Expense Limitation”). The Fund has agreed to repay the Registered Investment Adviser any fees waived under the Expense Limitation or any Other Expenses the Registered Investment Adviser reimburses in excess of the Expense Limitation, provided the repayments do not cause the Fund’s Other Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Registered Investment Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Registered Investment Adviser incurred the expense. During the year ended March 31, 2026, the Registered Investment Adviser recouped $425,588 pursuant to the Expense Limitation Agreement. As of March 31, 2026, there is no amount remaining subject to recoupment by the Registered Investment Adviser.
Class A-1 Shares and Class A-2 Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.70% based on the aggregate net assets of the Fund attributable to such class payable to Neuberger Berman BD LLC, an affiliate of the Adviser (the “Distributor”). For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Institutional Class Shares are not subject to a Distribution and Servicing Fee. The Registered Investment Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. For the year ended March 31, 2026, the Fund incurred Distribution and Servicing Fees of $946 and $5,185,444 for Class A-1 and Class A-2, respectively.
Pursuant to an Administration, Fund Accounting and Recordkeeping Agreement, the Fund retains UMB Fund Services, Inc. (“UMBFS”) a subsidiary of UMB Financial Corporation, to provide administration, accounting and transfer agency services to the Fund. In consideration for these services, the Fund will pay UMBFS tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses UMBFS for certain out-of-pocket expenses. For the year ended March 31, 2026, the Fund incurred accounting and administration service fees totaling $1,309,127.
The Board consists of six managers (the “Independent Managers”), all of whom are not “interested persons” of the Fund as defined by Section 2(a)(19) of the 1940 Act. Compensation to the Board is paid and expensed by the Fund on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Fund. For the year ended March 31, 2026, the Fund incurred $338,594 in Independent Managers’ fees.
4.   Description of Certain Investments
Due to the nature of the investments in Portfolio Funds and certain Direct Investments, the Fund generally cannot liquidate its positions in such investments except through distributions from the investment, which are made at the discretion of the manager or sponsor of the Direct Investments. The Fund has no right to demand repayment of its investment in such investments.
The following underlying investment represent 5% or more of Net Assets of the Fund:
Aechelon InvestCo LP represents 6.30% of Net Assets of the Fund as of March 31, 2026. Aechelon InvestCo LP focuses on high-fidelity simulation, 3D simulation software, and computer graphics for the defense and commercial industries.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

5.   Capital Commitments to Investments
As of March 31, 2026, the Fund had total capital commitments of $1,658,473,691 with remaining unfunded commitments to the investments totaling $147,893,637 as listed below:
Investment:	Unfunded Commitment
Private Funds	$147,893,637
Total	$147,893,637
6.   Investment Transactions
Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2026 were $438,870,170 and $199,931,497, respectively. Purchases and sales of short-term investments for the year ended March 31, 2026 were $2,477,317,245 and $2,408,679,391, respectively.
7.   Line of Credit
On April 1, 2025, the Fund entered into a secured, revolving line of credit with JPMorgan Chase Bank N.A. (the “Credit Facility”). The Fund may borrow an aggregate amount of $150,000,000 under the Credit Facility. The interest rate on borrowings from the Credit Facility is equal to the 1-month Secured Overnight Financing Rate plus 3.10% per annum. During the year ended March 31, 2026, the Fund did not borrow from the Credit Facility and had no outstanding balance at the end of the year. The interest rate on unborrowed funds is 1.25%. For the year ended March 31, 2026, the Fund incurred credit facility fees of $1,901,042. The Fund records loan origination and other expenses related to its debt obligations as financing costs. These expenses are deferred and amortized over the life of the Credit Facility. These loan origination fees are expensed over the corresponding term of the loan on a straight line basis and not inclusive of the Expense Limitation Agreement. For the year ended March 31, 2026, the Fund expensed $743,258 in financing costs and had an amount of $1,486,516 outstanding, which is scheduled to amortize through March 31, 2028, the expiration date of the Credit Facility term.
8.   Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
9.   Concentrations of Market, Credit, Liquidity, Industry and Currency Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2026

investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner if at all.
The Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in a Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund). While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
10.   Fixed Income Risk
Fixed-income securities in which the Fund may invest are generally subject to the following risks, other risks can be found in the Fund’s prospectus.
Interest Rate Risk:   The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser.
Credit Risk:   Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded, or the perceived creditworthiness of the issuer deteriorates.
Duration and Maturity Risk:   The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.
11.   Subsequent Events
The Fund has evaluated all events subsequent to March 31, 2026, through the date these consolidated financial statements were issued and has determined there were no subsequent events that require disclosure or adjustments in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Managers
NB Private Markets Access Fund LLC:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of NB Private Markets Access Fund LLC and subsidiaries (the Fund), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, fund managers and portfolio companies or by other appropriate auditing procedures where replies from fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets investment companies since 2016.
Boston, Massachusetts
May 11, 2026

NB Private Markets Access Fund LLC
Proxy Voting and Portfolio Holdings (Unaudited)
March 31, 2026

Proxy Voting and Portfolio Holdings
A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the year ended March 31, 2026.
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Private Markets Access Fund LLC
Board of Managers of the Fund (Unaudited)
March 31, 2026

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
James D. Bowden, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Since April 2023	Managing Director, NBAA (2015 – 2023)	16	None.
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Since Inception	Private investor and board member of certain entities (as listed herein)	16
Trustee/Director of UBS Registered Fund Complex (42 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 – 06/23); Former Director of Tech and Energy Transition Corporation (2021 – 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Since Inception	Consultant (1991 – 2018)	16
Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007 – 2022); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	16	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	16	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Since Inception	President of The Documentary Group (since 2006).	16
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

(1)
Each Director serves for an indefinite term (i.e., until their successor is elected and qualified or the earlier of their death, retirement,resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform his or her duties).

(2)
The “Fund Complex” consists of NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and Neuberger Asset-Based Credit Fund.

NB Private Markets Access Fund LLC
Officers of the Fund (Unaudited)
March 31, 2026

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years
Officers who are not Directors
Peter von Lehe (1968)	President	Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Length — since inception
Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006 – 2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2007.
Sarah Doane (1989)	Assistant Treasurer	Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.
Scott Hogan (1970)	Chief Compliance Officer	Length — since May 2025
Compliance Officer to the registered investment companies for which NBIA acts as an investment manager and/or administrator, since May 2025. Formerly, Director, DWS Investment Management Americas, Inc. (“DIMA”), and Chief Compliance Officer to the registered investment companies for which DIMA acted as an investment manager and/or administrator (2016 to 2025), and Legal Counsel, DIMA (2007 to 2016).

Sheila James (1965)	Assistant Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008 – 2023).
Maura Reilly Kennedy (1978)	Vice President	Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014 – 2018).
Brian Kerrane (1969)	Vice President	Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.
David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.

NB Private Markets Access Fund LLC
Officers of the Fund (Unaudited) (continued)
March 31, 2026

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years
Gariel Nahoum (1983)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Length — since April 2025
Senior Vice President, Neuberger Berman, since 2017, and General Counsel — U.S. Registered Funds, Senior, since March 2025. Formerly Associate General Counsel — Mutual Funds and Intermediary, Neuberger Berman (2017 – 2025), and Assistant General Counsel and Vice President, Neuberger Berman (2014 to 2016).

Michael Smith (1984)	Vice President	Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018 – 2022).

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

(2)
Each Officer serves for an indefinite term (i.e., until their successor is chosen and qualified).

Privacy notice
FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security numbers, dates of birth and other numerical identifiers

•
Names and addresses

•
Driver’s licenses, passports and other identification documents

•
Usernames and passwords

•
Internet protocol addresses and other network activity information

•
Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com
Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?
We collect your personal information directly from you or your representatives, for example, when you
•
seek advice about your investments

•
give us your contact or income information

•
provide account information or open an account

•
direct us to buy or sell securities, or complete other transactions

•
visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•
sharing for affiliates’ everyday business purposes — information about your creditworthiness

•
affiliates from using your information to market to you

•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•
Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
•
Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Neuberger Berman doesn’t jointly market.

Item 1. Reports to Stockholders Continued.

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update the names of fund officers and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the Code of Ethics is provided as an exhibit pursuant to Item 19(a)(1). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2025 and March 31, 2026 were $271,768 and $280,000, respectively.

(b) Audit-Related Fees

Audit-related services provided by the principal accountant to the Registrant for the fiscal years ended March 31, 2025 and March 31, 2026 were $80,770 and $11,732, respectively.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2025 and ended March 31, 2026, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2026:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of twelve members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of Neubeger Berman’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2026:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2026. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	41	$37,191,673,484	158	$69,425,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	41	$37,191,673,484	158	$69,425,849,539

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	46	$43,602,108,984	159	$69,500,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	46	$43,602,108,984	159	$69,500,849,539

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	41	$37,191,673,484	158	$69,425,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	41	$37,191,673,484	158	$69,425,849,539

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	46	$43,602,108,984	159	$69,500,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	46	$43,602,108,984	159	$69,500,849,539

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,275,392,832	36	$24,864,701,909	148	$68,000,824,539

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2026:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Members of the investment team also participate in the allocation of carred interest from funds managed by the investment team that charge carried interest. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases non-compete restrictions.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2026:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Morse	$500,001-$1,000,000
Joana P. Rocha Scaff	$100,001-$500,000
Jonathan D. Shofet	$100,001-$500,000
Peter J. Von Lehe	$100,001-$500,000
Anthony D. Tutrone	Over $1,000,000

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the year ended March 31, 2026.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the year ended March 31, 2026.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Private Markets Access Fund LLC

By:	/s/ David Morse
David Morse
Vice President

Date: May 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Morse
David Morse
Vice President
(Principal Executive Officer)

Date: May 21, 2026

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: May 21, 2026